UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2007

GOLDEN AUTUMN HOLDINGS, INC
(Exact name of registrant as specified in its charter)

Nevada	000-51246	84-1647399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15455 Dallas Parkway, 6th Floor
Dallas, Texas 75001
(Address of principal executive offices) (zip code)

(604) 687-7178
(Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 31, 2007, Golden Autumn Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Strategic Alliance Fund, L.P. and Strategic Alliance Fund II, L.P. (collectively, the “Buyers”) pursuant to which the Company sold to the Buyers (i) 8% Secured Convertible Notes in the aggregate principal amount of $1,000,000 (the “Notes”) due on August 31, 2008 (the “Repayment Date”) and (ii) warrants (the “Warrants”) to purchase a number of shares of the Company’s common stock as described below. The closing for the Securities Purchase Agreement occurred on September 4, 2007.

Interest on the Notes began accruing on September 4, 2007 and is payable on the Repayment Date. Upon 10 days written notice, the Company may prepay the outstanding principal, in whole or in part, by paying Buyers one hundred and twenty five percent (125%) of the principal amount to be prepaid, along with all accrued interest to the date of the prepayment.

Simultaneously with the consummation of the Company completing an equity financing for gross proceeds of not less than $5,100,000 (the “Financing”), all principal and accrued interest on the Notes shall automatically convert into common stock at a conversion rate equal to a thirty-five percent (35%) discount per share equivalent sold in the Financing, but in no case will there be a conversion rate of less than one share for each $.50 of principal and interest converted. In the event the Financing involves a security with a conversion price that is not fixed, then the Company shall issue to the Buyers the same security, at a thirty-five (35%) discount to the price paid in the Financing. If the Financing is not completed by November 30, 2007, the conversion discount will increase on the first day of each month by 5% per month up to a maximum conversion discount of fifty percent (50%).

The aggregate number of shares which may be purchased upon exercise of the Warrants are equal to 30% of the quotient by dividing (a) the original aggregate principal amount of the Note, by (b) the price per share paid by investors in the Financing. If the Financing has not taken place by November 30, 2007, the exercise price shall be $1.00 per share, subject to certain adjustments described in the Warrants. The Warrants terminate on August 31, 2010.

Pursuant the Securities Purchase Agreement, GAH-CDC Holdings LLC (“GAH”) entered into a Non-Recourse Guaranty (“Guaranty”) with the parties to the Purchase Agreement, whereby GAH guaranteed the payment and performance of all obligations of the Company under the Notes and terms of the Purchase Agreement. GAH also entered into a Pledge Agreement pursuant to which it pledged 5,366,613 shares of the Common Stock of the Company owned by it to secure its obligations under the Guaranty. The Pledge Agreement and Guaranty both provide that upon the receipt by the collateral agent of a stock certificate for 3,000,000 of the Company’s common stock owned by either BJP-GAH Holdings LLC or Li Guanglong or a combination of the two (“Certificate No. 2”), the collateral agent may release and deliver the certificate for 5,366,613 shares back to GAH and shall hold Certificate No. 2 pursuant to the Pledge Agreement for the benefit of the secured parties.

In connection with the Purchase Agreement, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company must file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission registering the Common Stock issuable upon conversion of the Notes and Warrants no later than 90 days after the closing date of the Financing. The Company is obligated to use its best efforts to cause the Registration Statement to be declared effective no later than 120 calendar days from the filing date of the Registration Statement. In the event the Registration Statement is not timely filed or declared effective, then the Company shall pay to the Buyers, a cash amount within 3 business days of the end of each month equal to 1% per month of the original face value of the Note, with a cap of 6%, as liquidated damages and not as a penalty.

The Notes and the Warrants were issued pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), and/or Section 4(2) of the Act.

The foregoing description of the Securities Purchase Agreement, Notes, Warrants, Registration Rights Agreement, Pledge Agreement and Guaranty (collectively the “Agreements”) does not purport to be complete and is qualified in its entirety by the Agreements, respectively, copies of which are each attached to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(a) Financial statements of business acquired.

Not Applicable

(b) Pro Forma financial information.

Not Applicable

(c) Shell company transaction.

Not applicable.

(d) Exhibits

The following exhibits are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-B and Instruction B.2 to this form.

Exhibit Number	Description
4.1	Securities Purchase Agreement, dated August 31, 2007
4.3	Secured Convertible Note issued to Strategic Alliance Fund, L.P. dated September 4, 2007
4.4	Secured Convertible Note issued to Strategic Alliance Fund II, L.P. dated September 4, 2007
4.5	Warrant issued to Strategic Alliance Fund, L.P. dated September 4, 2007
4.6	Warrant issued to Strategic Alliance Fund II, L.P. dated September 4, 2007
4.7	Registration Rights Agreement, dated August 31, 2007
4.8	Pledge Agreement, dated August 31, 2007
4.9	Non-Recourse Guaranty, dated August 31, 2007

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 7, 2007	GOLDEN AUTUMN HOLDINGS, INC

By:/s/Charles Fu
Name: Charles Fu
Title: President

EXHIBIT INDEX

Exhibit Number	Description
4.1	Securities Purchase Agreement, dated August 31, 2007
4.3	Secured Convertible Note issued to Strategic Alliance Fund, L.P. dated September 4, 2007
4.4	Secured Convertible Note issued to Strategic Alliance Fund II, L.P. dated September 4, 2007
4.5	Warrant issued to Strategic Alliance Fund, L.P. dated September 4, 2007
4.6	Warrant issued to Strategic Alliance Fund II, L.P. dated September 4, 2007
4.7	Registration Rights Agreement, dated August 31, 2007
4.8	Pledge Agreement, dated August 31, 2007
4.9	Non-Recourse Guaranty, dated August 31, 2007